                                                                       EXHIBIT 9

                         ILLUSTRATIONS OF CASH VALUES,
                           CASH SURRENDER VALUES AND
                                 DEATH BENEFITS

     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of .60% in Policy Years one through ten; .40% in Policy Years eleven through twenty; and .20% in Policy Years twenty-one and thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.60%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.78%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 6.0% deduction against premiums, a monthly administrative charge of $10 in the first Policy Year and $6 thereafter (although not to exceed $7.50) and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. A hypothetical gross average investment rate of return of 0% corresponds to an approximate net rate of return of -1.38% in Policy Years one through ten; -1.18% in Policy Years eleven through twenty; and -0.98% in Policy Years twenty-one and thereafter. A hypothetical gross average investment rate of return of 6% corresponds to an approximate net rate of return of 4.62%, 4.82% and 5.02% respectively. Likewise, a hypothetical gross average investment rate of return of 12% corresponds to an approximate net rate of return of 10.62%, 10.82% and 11.02%. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.


     Values are shown for Policies which are issued to a male standard nonsmoker and a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, we will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE STANDARD NON-TOBACCO $1,000.00 ANNUAL PREMIUM ISSUE AGE 35

                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL                12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   -----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   -------   ---------   -------   ---------   ---------   ---------
1.....      1,050       642         0     100,000       689          0    100,000         736           0     100,000
2.....      2,153     1,316        80     100,000     1,452        216    100,000       1,595         359     100,000
3.....      3,310     1,971       735     100,000     2,241      1,005    100,000       2,534       1,298     100,000
4.....      4,526     2,606     1,370     100,000     3,056      1,820    100,000       3,564       2,328     100,000
5.....      5,802     3,229     1,993     100,000     3,905      2,669    100,000       4,699       3,463     100,000
6.....      7,142     3,845     2,857     100,000     4,795      3,806    100,000       5,958       4,969     100,000
7.....      8,549     4,453     3,711     100,000     5,727      4,986    100,000       7,352       6,611     100,000
8.....     10,027     5,052     4,495     100,000     6,703      6,147    100,000       8,896       8,340     100,000
9.....     11,578     5,642     5,271     100,000     7,724      7,354    100,000      10,606      10,236     100,000
10....     13,207     6,225     6,039     100,000     8,794      8,609    100,000      12,501      12,316     100,000
11....     14,917     6,816     6,816     100,000     9,937      9,937    100,000      14,630      14,630     100,000
12....     16,713     7,386     7,386     100,000    11,121     11,121    100,000      16,978      16,978     100,000
13....     18,599     7,933     7,933     100,000    12,349     12,349    100,000      19,571      19,571     100,000
14....     20,579     8,459     8,459     100,000    13,622     13,622    100,000      22,436      22,436     100,000
15....     22,657     8,962     8,962     100,000    14,944     14,944    100,000      25,604      25,604     100,000
16....     24,840     9,445     9,445     100,000    16,318     16,318    100,000      29,111      29,111     100,000
17....     27,132     9,895     9,895     100,000    17,736     17,736    100,000      32,986      32,986     100,000
18....     29,539    10,311    10,311     100,000    19,198     19,198    100,000      37,270      37,270     100,000
19....     32,066    10,689    10,689     100,000    20,705     20,705    100,000      42,012      42,012     100,000
20....     34,719    11,029    11,029     100,000    22,258     22,258    100,000      47,264      47,264     100,000
   Age
  65..     69,761    11,541    11,541     100,000    41,164     41,164    100,000     146,388     146,388     178,593
   Age
  70..     94,836     8,175     8,175     100,000    52,901     52,901    100,000     249,404     249,404     289,309
   Age
  75..    126,840        14        14     100,000    66,889     66,889    100,000     421,022     421,022     450,494
   Age
  80..    167,685         0         0           0    85,073     85,073    100,000     709,227     709,227     744,688
   Age
  85..    219,815         0         0           0   111,310    111,310    116,875   1,184,146   1,184,146   1,243,353


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE STANDARD NON-TOBACCO $1,000.00 ANNUAL PREMIUM ISSUE AGE 35

                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL               12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   ----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH    SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   ------   ---------   -------   ---------   ---------   ---------
   1        1,050       642          0    100,000      689          0    100,000         736           0     100,000
   2        2,153     1,298         62    100,000    1,434        198    100,000       1,575         339     100,000
   3        3,310     1,935        699    100,000    2,203        967    100,000       2,494       1,258     100,000
   4        4,526     2.553      1,317    100,000    2,998      1,762    100,000       3,500       2,264     100,000
   5        5,802     3,151      1,915    100,000    3,817      2,518    100,000       4,601       3,365     100,000
   6        7,142     3,727      2,738    100,000    4,661      3,672    100,000       5,806       4,817     100,000
   7        8,548     4,279      3,538    100,000    5,529      4,787    100,000       7,125       6,383     100,000
   8       10,027     4,809      4,252    100,000    6,422      5,866    100,000       8,570       8,014     100,000
   9       11,578     5,312      4,941    100,000    7,338      6,968    100,000      10,153       9,782     100,000
  10       13,207     5,790      5,605    100,000    8,280      8,095    100,000      11,889      11,703     100,000
  11       14,917     6,240      6,240    100,000    9,246      9,246    100,000      13,792      13,792     100,000
  12       16,713     6,661      6,661    100,000   10,234     10,234    100,000      15,880      15,880     100,000
  13       18,599     7,050      7,050    100,000   11,245     11,245    100,000      18,173      18,173     100,000
  14       20,579     7,407      7,407    100,000   12,279     12,279    100,000      20,693      20,693     100,000
  15       22,657     7,728      7,728    100,000   13,334     13,334    100,000      23,463      23,463     100,000
  16       24,840     8,013      8,013    100,000   14,410     14,410    100,000      26,513      26,513     100,000
  17       27,132     8,254      8,254    100,000   15,503     15,503    100,000      29,869      29,869     100,000
  18       29,539     8,448      8,448    100,000   16,609     16,609    100,000      33,566      33,566     100,000
  19       32,066     8,588      8,588    100,000   17,725     17,725    100,000      37,640      37,640     100,000
  20       34,719     8,667      8,667    100,000   18,844     18,844    100,000      42,133      42,133     100,000
 Age
  65..     69,761     4,384      4,384    100,000   29,056     29,056    100,000     124,205     124,205     151,530
 Age
  70..     94,836         0          0          0   31,175     31,175    100,000     206,776     206,776     239,860
 Age
  75..    126,840         0          0          0   26,801     26,801    100,000     340,525     340,525     364,361
 Age
  80..    167,685         0          0          0    4,425      4,425    100,000     559,884     559,884     587,878
 Age
  85..    219,815         0          0          0        0          0          0     906,785     906,785     952,124


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE STANDARD NON-TOBACCO $3,000.00 ANNUAL PREMIUM ISSUE AGE 55

                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL               12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   -----------------------------   -------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH      CASH      SURRENDER    DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
------   ---------   ------   ---------   -------   -------   ---------   -------   ---------   ---------   -------
     1      3,150     2,179         0     100,000     2,329          0    100,000       2,479          0    100.000
     2      6,458     4,339       927     100,000     4,778      1,366    100,000       5,236      1,824    100,000
     3      9,930     6,431     3,019     100,000     7,304      3,892    100,000       8,250      4,838    100,000
     4     13,577     8,451     5,039     100,000     9,905      6,493    100,000      11,547      8,135    100,000
     5     17,406    10,396     6,984     100,000    12,584      9,172    100,000      15,157     11,745    100,000
     6     21,426    12,263     9,533     100,000    15,341     12,611    100,000      19,114     16,385    100,000
     7     25,647    14,046    11,999     100,000    18,177     16,129    100,000      23,457     21,410    100,000
     8     30,080    15,743    14,207     100,000    21,095     19,559    100,000      28,233     26,697    100,000
     9     34,734    17,352    16,328     100,000    24,100     23,077    100,000      33,496     32,473    100,000
    10     39,620    18,868    18,357     100,000    27,198     26,686    100,000      39,311     38,799    100,000
    11     44,751    20,332    20,332     100,000    30,452     30,452    100,000      45,834     45,834    100,000
    12     50,139    21,695    21,695     100,000    33,817     33,817    100,000      53,088     53,088    100,000
    13     55,796    22,949    22,949     100,000    37,300     37,300    100,000      61,180     61,180    100,000
    14     61,736    24,087    24,087     100,000    40,910     40,910    100,000      70,235     70,235    100,000
    15     67,972    25,101    25,101     100,000    44,659     44,659    100,000      80,403     80,403    100,000
    16     74,521    25,980    25,980     100,000    48,562     48,562    100,000      91,836     91,836    105,611
    17     81,397    26,716    26,716     100,000    52,636     52,636    100,000     104,510    104,510    118,096
    18     88,617    27,300    27,300     100,000    56,907     56,907    100,000     118,540    118,540    131,579
    19     96,198    27,720    27,720     100,000    61,401     61,401    100,000     134,085    134,085    146,153
    20    104,158    27,958    27,958     100,000    66,149     66,149    100,000     151,329    151,329    161,922
Age 65     39,620    18,868    18,357     100,000    27,198     26,686    100,000      39,311     38,799    100,000
Age 70     67,972    25,101    25,101     100,000    44,659     44,659    100,000      80,403     80,403    100,000
Age 75    104,158    27,958    27,958     100,000    66,149     66,149    100,000     151,329    151,329    161,922
Age 80    150,340    25,811    25,811     100,000    96,400     96,400    101,220     271,673    271,673    285,256
Age 85    209,282    13,652    13,652     100,000   137,104    137,104    143,959     470,144    470,144    493,652


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE STANDARD NON-TOBACCO $3,000.00 ANNUAL PREMIUM ISSUE AGE 55

                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL               12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   ----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH    SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   ------   ---------   -------   ---------   ---------   ---------
   1        3,150     1,903         0     100,000    2,044         0     100,000       2,186           0     100,000
   2        6,458     3,747       335     100,000    4,151       739     100,000       4,573       1,161     100,000
   3        9,930     5,500     2,088     100,000    6,291     2,879     100,000       7,151       3,739     100,000
   4       13,577     7,159     3,747     100,000    8,463     5,051     100,000       9,940       6,528     100,000
   5       17,406     8,717     5,305     100,000   10,662     7,250     100,000      12,960       9,548     100,000
   6       21,426    10,167     7,437     100,000   12,884    10,154     100,000      16,235      13,505     100,000
   7       25,647    11,499     9,452     100,000   15,123    13,076     100,000      19,790      17,743     100,000
   8       30,080    12,702    11,166     100,000   17,372    15,837     100,000      23,656      22,121     100,000
   9       34,734    13,761    12,737     100,000   19,620    18,596     100,000      27,867      26,843     100,000
  10       39,620    14,659    14,147     100,000   21,857    21,345     100,000      32,464      31,952     100,000
  11       44,751    15,383    15,383     100,000   24,074    24,074     100,000      37,502      37,502     100,000
  12       50,139    15,919    15,919     100,000   26,267    26,267     100,000      43,051      43,051     100,000
  13       55,796    16,253    16,253     100,000   28,431    28,431     100,000      49,195      49,195     100,000
  14       61,736    16,366    16,366     100,000   30,561    30,561     100,000      56,037      56,037     100,000
  15       67,972    16,237    16,237     100,000   32,649    32,649     100,000      63,705      63,705     100,000
  16       74,521    15,826    15,826     100,000   34,677    34,677     100,000      72,351      72,351     100,000
  17       81,397    15,034    15,034     100,000   36,584    36,584     100,000      82,155      82,155     100,000
  18       88,617    13,898    13,898     100,000   38,418    38,418     100,000      93,370      93,370     103,641
  19       96,198    12,286    12,286     100,000   40,105    40,105     100,000     105,859     105,859     115,386
  20      104,158    10,107    10,107     100,000   41,610    41,610     100,000     119,685     119,685     128,063
Age 65     39,620    14,659    14,147     100,000   21,857    21,345     100,000      32,464      31,952     100,000
Age 70     67,972    16,237    16,237     100,000   32,649    32,649     100,000      63,705      63,705     100,000
Age 75    104,158    10,107    10,107     100,000   41,610    41,610     100,000     119,685     119,685     128,063
Age 80    150,340         0         0           0   45,237    45,237     100,000     213,225     213,225     223,886
Age 85    209,282         0         0           0   34,132    34,132     100,000     361,489     361,489     379,563


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE PREFERRED NON-TABACCO $1,500.00 ANNUAL PREMIUM ISSUE AGE 35

                        $150,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL                12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   -----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   -------   ---------   -------   ---------   ---------   ---------
1.....      1,575     1,022         0     150,000     1,095          0    150,000       1,168           0     150,000
2.....      3,229     2,068       214     150,000     2,280        426    150,000       2,500         646     150,000
3.....      4,965     3,085     1,231     150,000     3,505      1,651    150,000       3,960       2,106     150,000
4.....      6,788     4,086     2,232     150,000     4,784      2,930    150,000       5,573       3,719     150,000
5.....      8,703     5,081     3,227     150,000     6,132      4,278    150,000       7,367       5,513     150,000
6.....     10,713     6,069     4,586     150,000     7,549      6,066    150,000       9,360       7,877     150,000
7.....     12,824     7,050     5,938     150,000     9,040      7,927    150,000      11,574      10,462     150,000
8.....     15,040     8,024     7,189     150,000    10,607      9,773    150,000      14,033      13,199     150,000
9.....     17,367     8,993     8,437     150,000    12,256     11,700    150,000      16,764      16,208     150,000
10....     19,810     9,959     9,681     150,000    13,994     13,716    150,000      19,800      19,522     150,000
11....     22,376    10,950    10,950     150,000    15,860     15,860    150,000      23,220      23,220     150,000
12....     25,069    11,914    11,914     150,000    17,801     17,801    150,000      26,999      26,999     150,000
13....     27,898    12,849    12,849     150,000    19,821     19,821    150,000      31,177      31,177     150,000
14....     30,868    13,757    13,757     150,000    21,924     21,924    150,000      35,798      35,798     150,000
15....     33,986    14,636    14,636     150,000    24,115     24,115    150,000      40,913      40,913     150,000
16....     37,261    15,490    15,490     150,000    26,399     26,399    150,000      46,578      46,578     150,000
17....     40,699    16,304    16,304     150,000    28,769     28,769    150,000      52,845      52,845     150,000
18....     44,309    17,076    17,076     150,000    31,228     31,228    150,000      59,782      59,782     150,000
19....     48,099    17,804    17,804     150,000    33,779     33,779    150,000      67,465      67,465     150,000
20....     52,079    18,487    18,487     150,000    36,425     36,425    150,000      75,980      75,980     150,000

   Age
  65..    104,641    22,207    22,207     150,000    70,164     70,164    150,000     236,334     236,334     288,327
   Age
  70..    142,254    20,202    20,202     150,000    92,878     92,878    150,000     403,663     403,663     468,249
   Age
  75..    190,260    13,402    13,402     150,000   121,916    121,916    150,000     683,312     683,312     731,143
   Age
  80..    251,528         0         0           0   161,400    161,400    169,470   1,153,449   1,153,449   1,211,122
   Age
  85..    329,723         0         0           0   211,607    211,607    222,187   1,932,881   1,932,881   2,029,525


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE PREFERRED NON-TOBACCO $1,500.00 ANNUAL PREMIUM ISSUE AGE 35

                        $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL               12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   ----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH    SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   ------   ---------   -------   ---------   ---------   ---------
1.....      1,575     1,022         0     150,000    1,095         0     150,000       1,168           0     150,000
2.....      3,229     2,050       196     150,000    2,261       407     150,000       2,481         627     150,000
3.....      4,965     3,050     1,196     150,000    3,467     1,613     150,000       3,920       2,066     150,000
4.....      6,788     4,020     2,166     150,000    4,713     2,859     150,000       5,495       3,641     150,000
5.....      8,703     4,959     3,105     150,000    5,998     4,144     150,000       7,221       5,367     150,000
6.....     10,713     5,865     4,382     150,000    7,324     5,841     150,000       9,111       7,628     150,000
7.....     12,824     6,735     5,623     150,000    8,688     7,576     150,000      11,181      10,068     150,000
8.....     15,040     7,570     6,736     150,000   10,093     9,258     150,000      13,449      12,615     150,000
9.....     17,367     8,366     7,810     150,000   11,536    10,980     150,000      15,936      15,380     150,000
10....     19,810     9,124     8,846     150,000   13,022    12,744     150,000      18,665      18,387     150,000
11....     22,376     9,839     9,839     150,000   14,546    14,546     150,000      21,659      21,659     150,000
12....     25,069    10,510    10,510     150,000   16,108    16,108     150,000      24,946      24,946     150,000
13....     27,898    11,133    11,133     150,000   17,709    17,709     150,000      28,558      28,558     150,000
14....     30,868    11,707    11,707     150,000   19,349    19,349     150,000      32,529      32,529     150,000
15....     33,986    12,229    12,229     150,000   21,025    21,025     150,000      36,898      36,898     150,000
16....     37,261    12,694    12,694     150,000   22,738    22,738     150,000      41,710      41,710     150,000
17....     40,699    13,096    13,096     150,000   24,482    24,482     150,000      47,010      47,010     150,000
18....     44,309    13,426    13,426     150,000   26,252    26,252     150,000      52,851      52,851     150,000
19....     48,099    13,675    13,675     150,000   28,042    28,042     150,000      59,293      59,293     150,000
20....     52,079    13,833    13,833     150,000   29,845    29,845     150,000      66,405      66,405     150,000
   Age
  65..    104,641     7,850     7,850     150,000   47,016    47,016     150,000     196,153     196,153     239,307
   Age
  70..    142,254         0         0           0   51,945    51,945     150,000     326,390     326,390     378,613
   Age
  75..    190,260         0         0           0   48,592    48,592     150,000     537,348     537,348     574,962
   Age
  80..    251,528         0         0           0   22,227    22,227     150,000     883,337     883,337     927,504
   Age
  85..    329,723         0         0           0        0         0           0   1,430,493   1,430,493   1,502,018


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE PREFERRED NON-TOBACCO $4,500.00 ANNUAL PREMIUM ISSUE AGE 55

                        $150,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL                12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   -----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH     SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   -------   ---------   -------   ---------   ---------   ---------
1.....      4,725     3,395          0    150,000     3,624          0    150,000       3,854           0     150,000
2.....      9,686     6,755      1,637    150,000     7,429      2,311    150,000       8,132       3,014     150,000
3.....     14,896    10,031      4,913    150,000    11,375      6,257    150,000      12,833       7,715     150,000
4.....     20,365    13,222      8,104    150,000    15,467     10,349    150,000      18,000      12,882     150,000
5.....     26,109    16,326     11,208    150,000    19,710     14,592    150,000      23,687      18,569     150,000
6.....     32,139    19,340     15,246    150,000    24,111     20,017    150,000      29,952      25,858     150,000
7.....     38,471    22,263     19,192    150,000    28,678     25,607    150,000      36,862      33,791     150,000
8.....     45,120    25,094     22,791    150,000    33,419     31,116    150,000      44,494      42,191     150,000
9.....     52,101    27,835     26,299    150,000    38,349     36,814    150,000      52,939      51,404     150,000
10....     59,431    30,485     29,717    150,000    43,481     42,713    150,000      62,300      61,532     150,000
11....     67,127    33,113     33,113    150,000    48,922     48,922    150,000      72,824      72,824     150,000
12....     75,208    35,625     35,625    150,000    54,585     54,585    150,000      84,528      84,528     150,000
13....     83,694    38,014     38,014    150,000    60,483     60,483    150,000      97,573      97,573     150,000
14....     92,604    40,272     40,272    150,000    66,635     66,635    150,000     112,145     112,145     150,000
15....    101,959    42,393     42,393    150,000    73,063     73,063    150,000     128,467     128,467     150,000
16....    111,782    44,370     44,370    150,000    79,791     79,791    150,000     146,638     146,638     168,633
17....    122,096    46,195     46,195    150,000    86,852     86,852    150,000     166,747     166,747     188,424
18....    132,926    47,863     47,863    150,000    94,285     94,285    150,000     189,015     189,015     209,806
19....    144,297    49,366     49,366    150,000   102,134    102,134    150,000     213,689     213,689     232,921
20....    156,237    50,689     50,689    150,000   110,449    110,449    150,000     241,052     241,052     257,925
   Age
  65..     59,431    30,485     29,717    150,000    43,481     42,713    150,000      62,300      61,532     150,000
   Age
  70..    101,959    42,393     42,393    150,000    73,063     73,063    150,000     128,467     128,467     150,000
   Age
  75..    156,237    50,689     50,689    150,000   110,449    110,449    150,000     241,052     241,052     257,925
   Age
  80..    225,511    54,521     54,521    150,000   162,481    162,481    170,605     432,289     432,289     453,903
   Age
  85..    313,924    50,306     50,306    150,000   229,224    229,224    240,685     749,519     749,519     786,995


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

        MALE PREFERRED NON-TOBACCO $4,500.00 ANNUAL PREMIUM ISSUE AGE 55

                        $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


                          0.00% HYPOTHETICAL             6.00% HYPOTHETICAL               12.00% HYPOTHETICAL
          PREMIUM      GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
         PAID PLUS   ----------------------------   ----------------------------   ---------------------------------
POLICY   INTEREST     CASH    SURRENDER    DEATH     CASH    SURRENDER    DEATH      CASH      SURRENDER     DEATH
 YEAR      AT 5%     VALUE      VALUE     BENEFIT   VALUE      VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   ---------   ------   ---------   -------   ------   ---------   -------   ---------   ---------   ---------
1.....      4,725     2,914         0     150,000    3,128         0     150,000       3,343           0     150,000
2.....      9,686     5,725       607     150,000    6,338     1,220     150,000       6,978       1,860     150,000
3.....     14,896     8,399     3,281     150,000    9,600     4,482     150,000      10,907       5,789     150,000
4.....     20,365    10,932     5,814     150,000   12,914     7,796     150,000      15,160      10,042     150,000
5.....     26,109    13,314     8,196     150,000   16,272    11,154     150,000      19,768      14,650     150,000
6.....     32,139    15,532    11,438     150,000   19,667    15,573     150,000      24,766      20,672     150,000
7.....     38,471    17,575    14,505     150,000   23,094    20,023     150,000      30,198      27,127     150,000
8.....     45,120    19,426    17,122     150,000   26,539    24,236     150,000      36,108      33,805     150,000
9.....     52,101    21,060    19,525     150,000   29,989    28,453     150,000      42,550      41,015     150,000
10....     59,431    22,455    21,687     150,000   33,427    32,660     150,000      49,590      48,822     150,000
11....     67,127    23,589    23,589     150,000   36,844    36,844     150,000      57,311      57,311     150,000
12....     75,208    24,444    24,444     150,000   40,233    40,233     150,000      65,823      65,823     150,000
13....     83,694    24,996    24,996     150,000   43,587    43,587     150,000      75,255      75,255     150,000
14....     92,604    25,221    25,221     150,000   46,902    46,902     150,000      85,770      85,770     150,000
15....    101,959    25,084    25,084     150,000   50,165    50,165     150,000      97,563      97,563     150,000
16....    111,782    24,529    24,529     150,000   53,354    53,354     150,000     110,873     110,873     150,000
17....    122,096    23,407    23,407     150,000   56,380    56,380     150,000     125,982     125,982     150,000
18....    132,926    21,775    21,775     150,000   59,317    59,317     150,000     143,211     143,211     158,965
19....    144,297    19,436    19,436     150,000   62,061    62,061     150,000     162,313     162,313     176,921
20....    156,237    16,254    16,254     150,000   64,563    64,563     150,000     183,459     183,459     196,301
   Age
  65..     59,431    22,455    21,687     150,000   33,427    32,660     150,000      49,590      48,822     150,000
   Age
  70..    101,959    25,084    25,084     150,000   50,165    50,165     150,000      97,563      97,563     150,000
   Age
  75..    156,237    16,254    16,254     150,000   64,563    64,563     150,000     183,459     183,459     196,301
   Age
  80..    225,511         0         0           0   72,081    72,081     150,000     326,527     326,527     342,853
   Age
  85..    313,924         0         0           0   61,248    61,248     150,000     553,288     553,288     580,952


ASSUMPTIONS:

     (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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